UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2015 (August 9, 2015)

RENTECH NITROGEN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35334	45-2714747
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

10877 Wilshire Boulevard, 10th Floor

Los Angeles, California 90024

(Address of principal executive office) (Zip Code)

(310) 571-9800

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 9, 2015, Rentech Nitrogen Partners, L.P. (the “Partnership”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CVR Partners, LP (“Parent”), Lux Merger Sub 1 LLC (“Merger Sub 1”), Lux Merger Sub 2 LLC (“Merger Sub 2”) and Rentech Nitrogen GP, LLC (“Partnership GP”). Upon the terms and conditions set forth in the Merger Agreement, Merger Sub 1 will merge with and into the Partnership GP with the Partnership GP surviving the merger and Merger Sub 2 will simultaneously merge with and into the Partnership with the Partnership surviving the merger (the “Mergers”).

At the effective time of the Mergers (the “Effective Time”), each common unit representing limited partner interests in the Partnership (“Partnership Common Units”) issued and outstanding immediately prior to the Effective Time, other than certain units held by affiliates of Parent, will be converted into the right to receive (i) 1.04 common units representing limited partner interests in Parent (“Parent Common Units”) and (ii) $2.57 in cash, without interest. In addition, at the Effective Time, all of the member interests in the Partnership GP outstanding immediately prior to the Effective Time will be automatically cancelled for no consideration. The merger consideration does not include any consideration attributable to Pasadena Holdings (as defined below). Phantom units granted and outstanding under the Partnership’s equity plans and held by an employee who will continue in the employment of a Parent-affiliated entity upon closing of the Mergers will be cancelled and replaced with new incentive awards of substantially equivalent value and on similar terms. Each phantom unit granted and outstanding and held by (x) an employee who will not continue in employment of a Parent-affiliated entity, or (y) a director of Partnership GP will, upon closing of the Mergers, vest in full and be entitled to receive the merger consideration.

The Partnership and Parent have each made certain representations and warranties and agreed to certain covenants in the Merger Agreement. Each of the Partnership and Parent has agreed, among other things, subject to certain exceptions, to conduct its respective business in the ordinary course during the period from the date of the Merger Agreement to the earlier of the Effective Time and the termination of the Merger Agreement.

The closing of the Mergers is subject to the satisfaction or waiver of certain conditions, including, among others:

(i) the approval of the Merger Agreement and the Mergers by a majority of the outstanding Partnership Common Units (the “Partnership Unitholder Approval”);

(ii) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

(iii) the declaration of the effectiveness of the registration statement on Form S-4 to be filed by Parent in connection with the Mergers by the Securities and Exchange Commission; and

(iv) the sale of all of the limited liability company interests in Rentech Nitrogen Pasadena Holdings, LLC (“Pasadena Holdings”) to a third party or the spin-out of Pasadena Holdings to the Partnership’s unitholders.

The Merger Agreement contains certain termination rights for the Partnership and Parent, including, among others, if (i) the Mergers are not consummated on or before April 30, 2016, which, in certain circumstances, may be extended to May 31, 2016 (the “Outside Date”); and (ii) if the Partnership Unitholder Approval is not obtained at the meeting held to vote thereon. The Merger Agreement also provides that (A) the Partnership may terminate the Merger Agreement to enter into a “superior proposal,” provided that the Partnership pays the Termination Fee and Parent Expenses Amount (as described below) and (B) Parent may terminate the Merger Agreement if the board of directors of the Partnership GP (the “Partnership Board”) changes its recommendation to Partnership unitholders to approve the Merger Agreement, provided that the Partnership pays the Termination Fee and Parent Expenses Amount.

The Merger Agreement provides for the payment of a termination fee of $31.2 million (the “Termination Fee”) by the Partnership to Parent and/or the reimbursement of expenses in the amount of $10.0 million (the “Parent Expenses Amount”) by the Partnership to Parent upon the termination of the Merger Agreement under specified circumstances. Among these circumstances, if the Merger Agreement is terminated because the Outside Date occurs and the sale or spin-out of Pasadena Holdings has not occurred by such date other than as a result of a breach by Parent, then Parent will be entitled to the Parent Expenses Amount. If the Partnership enters into an “alternative proposal” within 12 months of such termination, then Parent will entitled to the Termination Fee. If the Merger Agreement is terminated because the Partnership Unitholder Approval has not been obtained, then Parent will be entitled to the Parent Expenses Amount. If an “alternative proposal” has been communicated to the Partnership Board prior to the Partnership Unitholder Meeting and the Partnership enters into an “alternative proposal” within 12 months of such termination date, then Parent will be entitled to the Termination Fee.

Voting and Support Agreement

Simultaneously with the execution of the Merger Agreement, Parent entered into a Voting and Support Agreement (the “Voting Agreement”) with Rentech, Inc. and certain of its subsidiaries (the “Partnership Majority Unitholders”). The Partnership Majority Unitholders collectively hold 59.7% of the outstanding Partnership Common Units, which is sufficient to provide the Unitholder Approval. Pursuant to the Voting Agreement, the Partnership Majority Unitholders have agreed to vote all of their Partnership Common Units in favor of the Mergers and the adoption of the Merger Agreement at the meeting of the Partnership’s unitholders called therefor. However, the Partnership Majority Unitholders will not be required to vote in favor of the Mergers if (i) the Partnership Board changes its recommendation to the Partnership unitholders regarding the Mergers and the Merger Agreement in accordance with the Merger Agreement or (ii) if a governmental authority of competent jurisdiction enters an order restraining, enjoining or otherwise prohibiting the Partnership Majority Unitholders or their affiliates from consummating the transactions contemplated by the Merger Agreement. The voting obligations will terminate upon the earliest to occur of (a) the consummation of the Mergers and (b) the termination of the Merger Agreement in accordance with its terms.

Among other things, the Partnership Majority Unitholders further agreed, subject to certain exceptions, (i) to non-solicitation provisions with respect to alternative proposals, and (ii) to transfer restrictions relating to their Partnership Common Units.

Registration Rights Agreement

Simultaneously with the execution of the Merger Agreement, Parent, the sole member of the Parent’s general partner (the “Sole Member”) and the Partnership Majority Unitholders entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Among other things, subject to the terms of the Registration Rights Agreement, (i) after the closing of the Mergers, Parent will cause a shelf registration statement covering all Parent Common Units received by the Partnership Majority Unitholders in the Mergers to become effective no later than the 120 days following the closing date of the Mergers and (ii) the Partnership Majority Unitholders will have unlimited “piggyback” registration rights and four demand take-down rights to sell Parent Common Units in “over-night offerings,” “bought deals” or other underwritten offerings.

Transaction Agreement

Simultaneously with the execution of the Merger Agreement, Parent, the Sole Member and the Partnership Majority Unitholders entered into a Transaction Agreement. Among other things, pursuant to the Transaction Agreement, (i) the Parent Common Units received by the Partnership Majority Unitholders in the Mergers will be subject to a six-month lock-up, (ii) the Partnership Majority Unitholders will be subject to one-year standstill provisions and (iii) the Partnership Majority Unitholders will have the right to appoint two directors to the Board of Directors of the general partner of Parent as long as they and certain of their permitted assignees hold at least 15% of the outstanding Parent Common Units and one director to the Board of Directors so long as they and their permitted assignees hold at least 7.5% of the outstanding Parent Common Units.

The summary of the Merger Agreement, the Voting Agreement, the Transaction Agreement and the Registration Rights Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the aforementioned agreements, which are filed as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, hereto and incorporated by reference herein. The Merger Agreement, the Voting Agreement, the Registration Rights Agreement, the Transaction Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement, the Voting Agreement, the Registration Rights Agreement and the Transaction Agreement. They are not intended to provide any other factual information about the Partnership, Parent, or their respective subsidiaries, affiliates or equity holders. The representations, warranties and covenants contained in the Merger Agreement, the Voting Agreement, the Registration Rights Agreement and the Transaction Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the respective parties to such agreements; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Partnership, Parent or any of their respective subsidiaries, affiliates, businesses or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, the Voting Agreement, the Registration Rights Agreement and the Transaction Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Partnership or Parent. Accordingly, investors should read the representations and warranties in the Merger Agreement, the Voting Agreement, the Registration Rights Agreement and the Transaction Agreement not in isolation but only in conjunction with the other information about the Partnership, Parent and their respective parents, affiliates and subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Additional Information about the Proposed Transactions

In connection with the proposed transaction, Parent intends to file a registration statement on Form S-4 that will include a prospectus of Parent and a proxy statement of the Partnership, and Parent and the Partnership intend to file other documents, with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A definitive proxy statement / prospectus will be sent to unitholders of the Partnership seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement / prospectus (when available) and other documents filed by Parent and the Partnership with the SEC at the SEC’s website, www.sec.gov. The definitive proxy statement / prospectus (when available) and such other documents relating to Parent may also be obtained free of charge by directing a request to CVR Partners LP, Attn: Investor Relations, 2277 Plaza Drive, Suite 500, Sugar Land, Texas 77479. The definitive proxy statement / prospectus (when available) and such other documents relating to the Partnership may also be obtained free of charge by directing a request to Rentech Nitrogen Partners, L.P., Attn: Investor Relations, Julie Dawoodjee Cafarella, 10877 Wilshire Blvd., 10th Floor, Los Angeles, California 90024.

Participants in the Solicitation

Parent, the Partnership and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding directors and executive officers of Parent’s general partner is contained in Parent’s Form 10-K for the year ended December 31, 2014, which has been filed with the SEC. Information regarding directors and executive officers of the Partnership’s general partner is contained in the Partnership’s Form 10-K for the year ended December 31, 2014, which has been filed with the SEC. A more complete description will be available in the registration statement and the proxy statement/prospectus.

This document shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward -Looking Information

This report may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond Parent’s and the Partnership’s control, including the ability to consummate the proposed transaction; the ability to obtain the requisite regulatory approvals, the Partnership unitholder approval, the ability of the Partnership to divest or distribute its Pasadena facility, and the satisfaction of other conditions to consummation of the transaction; the ability of Parent to successfully integrate the Partnership’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to finance the combined company; and the ability to achieve revenue growth. An extensive list of factors that can affect future results are discussed in Parent’s Annual Report on Form 10-K, the Partnership’s Annual Report on Form 10-K and other documents filed from time to time with the SEC. Parent and the Partnership undertake no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1*	Agreement and Plan of Merger by and among CVR Partners, LP, Lux Merger Sub 1 LLC, Lux Merger Sub 2 LLC, Rentech Nitrogen Partners, L.P. and Rentech Nitrogen GP, LLC, dated as of August 9, 2015 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by CVR Partners, LP with the SEC on August 13, 2015).

10.1	Voting and Support Agreement by and between CVR Partners, LP, Rentech, Inc., Rentech Nitrogen Holdings, Inc. and DSHC, LLC, dated as of August 9, 2015 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by CVR Partners, LP with the SEC on August 13, 2015).

10.2	Transaction Agreement by and among CVR Partners, LP, Coffeyville Resources, LLC, Rentech, Inc., DSHC, LLC and Rentech Nitrogen Holdings, Inc., dated as of August 9, 2015 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by CVR Partners, LP with the SEC on August 13, 2015).

10.3	Registration Rights Agreement by and among CVR Partners, LP, Coffeyville Resources, LLC, Rentech Nitrogen Holdings, Inc. and DSHC, LLC, dated as of August 9, 2015 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by CVR Partners, LP with the SEC on August 13, 2015).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH NITROGEN PARTNERS, L.P., a Delaware limited Partnership

	By:	Rentech Nitrogen GP, LLC
	Its:	General Partner

Date: August 13, 2015	By:	/s/ Colin Morris
Colin Morris
Senior Vice President and General Counsel